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Gary Peacock	Barry Koling
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For Immediate Release

November 12, 2004

SunTrust Reports Third Quarter Earnings and Details First and Second

Quarter Restatements

- Company Cites Continued Strong Earnings Trends, Performance Momentum;

- Restatement Increases First Half Net Income by $25.1 Million or 9 Cents Per Share

ATLANTA—SunTrust Banks, Inc. (NYSE: STI) today reported net income of $368.8 million for the third quarter of 2004, up 11% from the third quarter of 2003. Net income per diluted share was $1.30, up 10% from the $1.18 per diluted share earned in the third quarter of 2003.

“SunTrust’s focus on our markets and our customers is continuing to pay off in a very tangible, and very positive, way,” said L. Phillip Humann, SunTrust chairman, president and chief executive officer. Mr. Humann cited strong revenue growth, based on growth in both net interest income and noninterest income, coupled with the positive impact of increasingly effective expense discipline, as “solid evidence that our people are doing an excellent job in translating the earnings potential of our Company into strong, sustainable financial performance.”

Mr. Humann noted that SunTrust’s earnings potential has been enhanced by the October 1, 2004 completion of its merger with National Commerce Financial Corporation. The move provides SunTrust with stronger or new positions in key high-growth Southeast markets, as well as expanded business capabilities. Because it took place immediately after the close of the third quarter, the merger completion had no impact on SunTrust’s third quarter financial results.

For the first nine months of 2004, net income was $1,117.2 million, up 13% from the $989.8 million earned in the same period of 2003. Net income per diluted share was $3.94, up 12% from the first nine months of 2003.

Fully taxable-equivalent net interest income was $893.7 million in the third quarter, up 6% from the third quarter of 2003. The net interest margin for the quarter was 3.11%, comparable to 3.13% in the second quarter of 2004, up from 2.98% a year ago, and fully in line with SunTrust’s expectations.

Average loans for the third quarter were $83.8 billion, up 8% from the third quarter of 2003, and average earning assets were $114.3 billion, up 2% from the third quarter of 2003. Not including the impact of Three Pillars Funding Corp. (Three Pillars), a multi-seller commercial paper conduit, average loans in the third quarter were up 11% and average earning assets were up 4% from the third quarter of 2003. In what it termed an “encouraging sign,” SunTrust noted that while loans to large corporate borrowers did not grow in the third quarter, neither did balances in this key category decline as had been the pattern earlier in the year.

Average consumer and commercial deposits for the third quarter were $74.1 billion, up 5% from the third quarter of 2003. SunTrust said success in deposit generation is attributable to the Company’s focus on sales and customer service across its footprint.

Total noninterest income including net securities losses was $627.7 million for the quarter, up 9% from the third quarter of 2003. The positive impact of SunTrust’s sales focus was also reflected in total noninterest income excluding net securities losses of $645.9 million in the quarter, up 19% from the third quarter of 2003. Noninterest income excluding net securities losses represented 42% of total revenue for the third quarter of 2004.

Total noninterest expense in the third quarter was $929.8 million, up 8% from the third quarter of 2003, reflecting heightened company cost control efforts.

SunTrust’s net charge-off and nonperforming asset levels continue to compare very favorably with the most recently published industry averages. Net charge-offs in the third quarter were $51.0 million, or 0.24%, of average loans. The provision for loan losses was $41.8 million for the third quarter.

Nonperforming assets were $304.2 million at quarter end, or 0.36%, of loans, other real estate owned and other repossessed assets, down 6% from $324.4 million as of June 30, 2004. Nonperforming assets at September 30, 2004 included $282.9 million in nonperforming loans, $10.9 million in other real estate owned and $10.4 million in other repossessed assets. The allowance for loan losses at September 30, 2004 was $893.0 million and represented 1.06% of period-end loans and 315.7% of nonperforming loans.

At September 30, 2004, SunTrust had total assets of $127.8 billion. Equity capital of $10.1 billion represented 7.9% of total assets. Book value per share was $35.79, up 9% from September 30, 2003.

To view the corresponding financial tables and information, please refer to the Investor Relations section located under “About SunTrust” on our Web site at www.suntrust.com. This information may also be directly accessed via the quick link entitled “3rd Quarter Earnings Release” located at the lower right hand corner of the SunTrust homepage.

First & Second Quarter Restatement

As a result of errors in the calculation of allowance for loan loss reserves, provision for loan losses in the first quarter of 2004 was reduced from the originally reported $59.4 million to $53.8 million, a reduction of $5.6 million. Net income for the first quarter increased by $3.4 million, or $0.02 per diluted share, as a result. Likewise, provision for loan losses in the second quarter of 2004 was reduced from the originally reported $38.8 million to $2.8 million, a reduction of $36.0 million. Net income for the second quarter increased $21.7 million, or $0.07 per diluted share. Total effect on net income for the first half of the year was $25.1 million, or $0.09 per diluted share. Please refer to Appendix B of this press release to view corresponding financial tables and information.

Conference Call Information

SunTrust management will host a conference call on November 12, 2004 at 8:30 a.m. (Eastern Time) to discuss the earnings results and business trends. Individuals are encouraged to call in beginning at 8:15 a.m. (Eastern Time) by dialing 1-888-822-9863 (Passcode: 3Q04; Leader: Gary Peacock.). Individuals calling from outside the United States should dial 1-484-630-1854 (Passcode: 3Q04; Leader: Gary Peacock). A replay of the call will be available beginning November 12, 2004 and ending November 26, 2004 at 5:00 p.m. (Eastern Time) by dialing 1-866-481-9895 (domestic) or 1-203-369-1579 (international).

Alternatively, individuals may listen to the live webcast of the presentation by visiting the SunTrust Web site at www.suntrust.com. The webcast will be hosted under “Investor Relations” located under “About SunTrust” or may be accessed directly from the SunTrust home page by clicking on the earnings-related link, “3rd Quarter Earnings Release”. Beginning the afternoon of November xx, 2004, listeners may access an archived version of the presentation in the “Webcasts and Presentations” subsection found under “Investor Relations”. A link to the Investor Relations page is also found in the footer of the SunTrust home page.

SunTrust Banks, Inc., headquartered in Atlanta, Georgia, is one of the nation’s largest commercial banking organizations. The Company operates through an extensive distribution network primarily in Florida, Georgia, Maryland, Tennessee, Virginia and the District of Columbia and also serves customers in selected markets nationally. Its primary businesses include deposit, credit, trust and investment services. Through various subsidiaries the company provides credit cards, mortgage banking, insurance, brokerage and capital markets services. SunTrust’s Internet address is www.suntrust.com.

###

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, SunTrust’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SunTrust’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the 2003 Annual Reports on Form 10-K of SunTrust and National Commerce Financial Corporation (“NCF”), in the Quarterly Report on Form 10-Q and 10-Q/A of SunTrust and NCF, and in the Current Reports filed on Form 8-K of SunTrust and NCF filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). The forward-looking statements in this press release speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This press release could contain some non-GAAP measures to describe our Company’s performance. The reconcilement of those measures to GAAP measures can be found in the financial information contained at the end of this press release.

SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended		% Change	Nine Months Ended		% Change
	2004	2003		2004	2003
EARNINGS & DIVIDENDS
Period Ended September 30
(Dollars in millions except per share data)
Net income	$368.8	$331.6	11.2%	$1,117.2	$989.8	12.9%
Total revenue	1,521.4	1,418.9	7.2	4,488.1	4,206.7	6.7
Total revenue excluding securities gains and losses[1]	1,539.6	1,387.8	10.9	4,510.4	4,102.4	9.9

Earnings per share
Diluted	$1.30	$1.18	10.2	$3.94	$3.52	11.9
Basic	1.31	1.19	10.1	3.99	3.56	12.1
Dividends paid per common share	0.50	0.45	11.1	1.50	1.35	11.1
Average shares outstanding (000s)
Diluted	283,502	281,567	0.7	283,381	281,062	0.8
Basic	280,185	278,296	0.7	279,851	278,107	0.6

KEY RATIOS
Return on average total assets	1.15%	1.04%	10.6%	1.18%	1.09%	8.3%
Return on average assets less net unrealized gains on securities[2]	1.21	0.99	22.2	1.22	1.03	18.4
Return on average total equity	14.68	14.24	3.1	14.91	14.76	1.0
Return on average realized equity[2]	17.45	16.02	8.9	17.95	16.47	9.0
Total average shareholders’ equity to total average assets	7.86	7.29	7.8	7.94	7.38	7.6
Net interest margin[3]	3.11	2.98	4.4	3.12	3.08	1.3
Efficiency ratio[3]	61.12	60.60	0.9	61.23	59.80	2.4
Period Ended September 30
Book value per share	35.79	32.83	9.0
Tier 1 capital ratio	8.26	7.63	8.3
Total capital ratio	11.57	11.40	1.5
Tier 1 leverage ratio	7.71	7.05	9.4
CONDENSED BALANCE SHEETS (Dollars in millions)
Average Balances
Securities available for sale	$24,924	$23,025	8.2%	$25,454	$23,077	10.3%
Loans held for sale	4,651	10,833	(57.1)	5,367	9,055	(40.7)
Loans	83,753	77,733	7.7	81,540	75,049	8.6
Other earning assets	3,061	3,139	(2.5)	3,133	3,243	(3.4)
Allowance for loan losses	(955)	(955)	—	(954)	(950)	0.4
Intangible assets	1,874	1,661	12.8	1,779	1,600	11.2
Other assets	9,820	11,266	(12.8)	9,775	10,432	(6.3)

Total assets	$127,128	$126,702	0.3	$126,094	$121,506	3.8

Consumer and commercial deposits	$74,122	$70,852	4.6	$72,555	$69,151	4.9
Purchased liabilities[4]	19,671	26,070	(24.5)	21,297	24,291	(12.3)
Long-term debt	18,100	12,489	44.9	16,771	12,046	39.2
Other liabilities	5,242	8,055	(34.9)	5,462	7,054	(22.6)

Total liabilities	117,135	117,466	(0.3)	116,085	112,542	3.1
Shareholder’s equity	9,993	9,236	8.2	10,009	8,964	11.7

Total liabilities and shareholders’ equity	$127,128	$126,702	0.3	$126,094	$121,506	3.8

Period Ended September 30
Securities available for sale	$24,509	$25,607	(4.3)
Loans held for sale	4,603	9,182	(49.9)
Loans	84,618	78,788	7.4
Other earning assets	3,067	3,035	1.1
Allowance for loan losses	(893)	(941)	(5.1)
Intangible assets	1,888	1,690	11.7
Other assets	9,994	9,293	7.5

Total assets	$127,786	$126,654	0.9

Consumer and commercial deposits	$74,956	$70,444	6.4
Purchased liabilities[4]	18,204	27,825	(34.6)
Long-term debt	18,757	12,924	45.1
Other liabilities	5,740	6,222	(7.7)

Total liabilities	117,657	117,415	0.2
Shareholder’s equity	10,129	9,239	9.6

Total liabilities and shareholders’ equity	$127,786	$126,654	0.9

[1]	SunTrust presents total revenue excluding realized securities gains and losses. The Company believes total revenue without securities gains and losses is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven. See Appendix A for a reconcilement of this non-GAAP performance measure.
[2]	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. The foregoing numbers reflect primarily adjustments to remove the effects of the Company’s securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized gains on the securities portfolio is more indicative of the Company’s return on assets because it more accurately reflects the return on the assets that are related to the Company’s core businesses which are primarily customer relationship and customer transaction driven. The Company also believes that the return on average realized equity is more indicative of the Company’s return on equity because the excluded equity relates primarily to a long term holding of a specific security. See Appendix A for a reconcilement of these non-GAAP performance measures.
[3]	The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
[4]	Purchased liabilities include foreign and brokered deposits, funds purchased and other short-term borrowings.

SunTrust Banks, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS

	Three Months Ended		% Change	Nine Months Ended		% Change
	2004	2003		2004	2003
CREDIT DATA (Dollars in thousands)
Period Ended September 30
Allowance for loan losses - beginning	$902,243	$940,889	(4.1)	$941,922	$930,114	1.3%
Allowance from acquisitions and other activity - net	—	—	—	—	9,324	(100.0)
Provision for loan losses	41,774	79,799	(47.7)	98,438	243,264	(59.5)
Net charge-offs
Consumer	19,968	31,505	(36.6)	68,048	91,982	(26.0)
Real estate	5,877	5,167	13.7	24,713	12,068	104.8
Commercial	25,198	42,593	(40.8)	54,625	137,229	(60.2)
Allowance for loan losses - ending	$892,974	$941,423	(5.1)	$892,974	$941,423	(5.1)

Total net charge-offs	$51,043	$79,265	(35.6)	$147,386	$241,279	(38.9)

Net charge-offs to average loans	0.24%	0.40%	(40.0)	0.24%	0.43%	(44.2)
Period Ended September 30
Nonaccrual loans	$263,127	$423,320	(37.8)
Restructured loans	19,724	9,241	113.4

Total nonperforming loans	282,851	432,561	(34.6)
Other real estate owned (OREO)	10,934	19,607	(44.2)
Other repossessed assets	10,431	11,637	(10.4)

Total nonperforming assets	$304,216	$463,805	(34.4)

Total nonperforming loans to total loans	0.33%	0.55%	(40.0)
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.36	0.59	(39.0)
Allowance to period-end loans	1.06	1.19	(10.9)
Allowance to nonperforming loans	315.7	217.6	45.1

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	As of September 30		Increase/(Decrease)
	2004	2003	Amount	%
ASSETS

Cash and due from banks	$3,642,401	$3,720,378	$(77,977)	(2.1)%
Interest-bearing deposits in other banks	19,144	1,576	17,568	1,114.7
Trading assets	1,885,894	2,026,798	(140,904)	(7.0)
Securities available for sale[1]	24,508,764	25,607,404	(1,098,640)	(4.3)
Funds sold and securities purchased under agreements to resell	1,162,032	1,007,018	155,014	15.4
Loans held for sale	4,602,916	9,181,921	(4,579,005)	(49.9)

Loans	84,617,875	78,788,246	5,829,629	7.4
Allowance for loan losses	(892,974)	(941,423)	48,449	5.1

Net loans	83,724,901	77,846,823	5,878,078	7.6

Goodwill	1,165,036	1,077,198	87,838	8.2
Other intangible assets	723,401	613,231	110,170	18.0
Other assets	6,351,496	5,572,029	779,467	14.0

Total Assets[2]	$127,785,985	$126,654,376	$1,131,609	0.9

LIABILITIES

Noninterest-bearing consumer and commercial deposits	$21,009,255	$18,750,157	$2,259,098	12.0
Interest-bearing consumer and commercial deposits	53,946,300	51,693,938	2,252,362	4.4

Total consumer and commercial deposits	74,955,555	70,444,095	4,511,460	6.4
Brokered deposits	3,380,458	3,648,447	(267,989)	(7.3)
Foreign deposits	4,760,048	6,374,675	(1,614,627)	(25.3)

Total deposits	83,096,061	80,467,217	2,628,844	3.3

Funds purchased and securities sold under agreements to repurchase	8,735,483	13,811,271	(5,075,788)	(36.8)
Other short-term borrowings	1,328,445	3,990,318	(2,661,873)	(66.7)
Long-term debt	18,756,590	12,923,985	5,832,605	45.1
Trading liabilities	816,486	1,007,403	(190,917)	(19.0)
Other liabilities	4,924,403	5,215,769	(291,366)	(5.6)

Total liabilities	117,657,468	117,415,963	241,505	0.2

SHAREHOLDERS’ EQUITY

Preferred stock, no par value	—	—	—	—
Common stock, $1.00 par value	294,163	294,163	—	—
Additional paid in capital	1,303,024	1,288,164	14,860	1.2
Retained earnings	7,843,069	6,933,175	909,894	13.1
Treasury stock and other	(609,245)	(695,909)	86,664	(12.5)
Accumulated other comprehensive income	1,297,506	1,418,820	(121,314)	(8.6)

Total shareholders’ equity	10,128,517	9,238,413	890,104	9.6

Total Liabilities and Shareholders’ Equity	$127,785,985	$126,654,376	$1,131,609	0.9

Common shares outstanding	283,001,181	281,410,181	1,591,000	0.6
Common shares authorized	750,000,000	750,000,000	—	—
Treasury shares of common stock	11,161,576	12,752,576	(1,591,000)	(12.5)

[1]Includes net unrealized gains of:	$2,048,776	$2,246,886	$(198,110)	(8.8)
[2]Includes earning assets of:	114,747,849	114,366,077	381,772	0.3

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

	Three Months Ended				Nine Months Ended
	September 30		Increase/(Decrease)		September 30		Increase/(Decrease)
	2004	2003	Amount	%	2004	2003	Amount	%
Interest income	$1,252,177	$1,177,745	$74,432	6.3%	$3,614,115	$3,569,906	$44,209	1.2%
Interest expense	375,303	344,945	30,358	8.8	1,013,164	1,115,123	(101,959)	(9.1)

NET INTEREST INCOME	876,874	832,800	44,074	5.3	2,600,951	2,454,783	146,168	6.0
Provision for loan losses	41,774	79,799	(38,025)	(47.7)	98,438	243,264	(144,826)	(59.5)
NET INTEREST INCOME AFTER

PROVISION FOR LOAN LOSSES	835,100	753,001	82,099	10.9	2,502,513	2,211,519	290,994	13.2

NONINTEREST INCOME

Service charges on deposit accounts	171,140	162,030	9,110	5.6	503,062	477,805	25,257	5.3
Trust and investment management income	149,673	127,777	21,896	17.1	426,257	372,787	53,470	14.3
Retail investment services	44,049	38,657	5,392	13.9	139,626	118,116	21,510	18.2
Other charges and fees	92,472	86,090	6,382	7.4	279,985	246,935	33,050	13.4
Investment banking income	45,916	47,701	(1,785)	(3.7)	145,059	138,680	6,379	4.6
Trading account profits and commissions	23,343	26,822	(3,479)	(13.0)	83,767	87,198	(3,431)	(3.9)
Card fees	34,716	29,643	5,073	17.1	104,131	90,692	13,439	14.8
Other noninterest income	84,576	24,660	59,916	243.0	185,870	82,341	103,529	125.7
Securities (losses)/gains	(18,193)	31,098	(49,291)	(158.5)	(22,314)	104,375	(126,689)	(121.4)

Total noninterest income	627,692	574,478	53,214	9.3	1,845,443	1,718,929	126,514	7.4

NONINTEREST EXPENSE

Personnel expense	527,734	472,068	55,666	11.8	1,555,452	1,428,392	127,060	8.9
Net occupancy expense	66,542	60,459	6,083	10.1	190,030	176,744	13,286	7.5
Outside processing and software	68,657	65,402	3,255	5.0	204,902	183,478	21,424	11.7
Equipment expense	43,275	44,900	(1,625)	(3.6)	134,100	132,916	1,184	0.9
Marketing and customer development	32,028	24,988	7,040	28.2	93,902	75,450	18,452	24.5
Amortization of intangible assets	15,593	16,211	(618)	(3.8)	45,823	48,136	(2,313)	(4.8)
Other noninterest expense	176,020	175,837	183	0.1	523,837	470,706	53,131	11.3

Total noninterest expense	929,849	859,865	69,984	8.1	2,748,046	2,515,822	232,224	9.2

INCOME BEFORE INCOME TAXES	532,943	467,614	65,329	14.0	1,599,910	1,414,626	185,284	13.1
Provision for income taxes	164,177	136,031	28,146	20.7	482,738	424,836	57,902	13.6

NET INCOME	$368,766	$331,583	$37,183	11.2	$1,117,172	$989,790	$127,382	12.9

Net interest income (taxable-equivalent)[1]	$893,695	$844,388	$49,307	5.8	$2,642,665	$2,487,816	$154,849	6.2

Earnings per share
Diluted	1.30	1.18	0.12	10.2	3.94	3.52	0.42	11.9
Basic	1.31	1.19	0.12	10.1	3.99	3.56	0.43	12.1

Cash dividends paid per common share	0.50	0.45	0.05	11.1	1.50	1.35	0.15	11.1
Average shares outstanding (000s)
Diluted	283,502	281,567	1,935	0.7	283,381	281,062	2,319	0.8
Basic	280,185	278,296	1,889	0.7	279,851	278,107	1,744	0.6

[1]	Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

SunTrust Banks, Inc. and Subsidiaries

SELECTED FINANCIAL INFORMATION

	3rd Quarter 2004	2nd Quarter 2004 (As restated)	1st Quarter 2004 (As restated)	4th Quarter 2003	3rd Quarter 2003	Nine Months Ended September 30
						2004	2003
RESULTS OF OPERATIONS
(Dollars in thousands, except per share data)
Net interest income	$876,874	$872,429	$851,648	$865,520	$832,800	$2,600,951	$2,454,783
Provision for loan losses	41,774	2,827	53,837	70,286	79,799	98,438	243,264

Net credit income	835,100	869,602	797,811	795,234	753,001	2,502,513	2,211,519
Securities (losses)/gains	(18,193)	(9,048)	4,927	19,501	31,098	(22,314)	104,375
Other noninterest income	645,885	631,713	590,159	564,571	543,380	1,867,757	1,614,554

Net credit and noninterest income	1,462,792	1,492,267	1,392,897	1,379,306	1,327,479	4,347,956	3,930,448
Noninterest expense	929,849	928,449	889,748	884,794	859,865	2,748,046	2,515,822

Income before income taxes	532,943	563,818	503,149	494,512	467,614	1,599,910	1,414,626
Provision for income taxes	164,177	177,247	141,314	152,005	136,031	482,738	424,836

Net Income	$368,766	$386,571	$361,835	$342,507	$331,583	$1,117,172	$989,790

Net interest income (taxable-equivalent)	$893,695	$885,066	$863,904	$877,501	$844,388	$2,642,665	$2,487,816
Total revenue	1,521,387	1,507,731	1,458,990	1,461,573	1,418,866	4,488,108	4,206,745
Total revenue excluding securities gains and losses[1]	1,539,580	1,516,779	1,454,063	1,442,072	1,387,768	4,510,422	4,102,370

Earnings per share
Diluted	$1.30	$1.36	$1.28	$1.21	$1.18	$3.94	$3.52
Basic	1.31	1.39	1.29	1.23	1.19	3.99	3.56

Dividends paid per common share	0.50	0.50	0.50	0.45	0.45	1.50	1.35
Average shares outstanding (000s)
Diluted	283,502	283,116	283,523	282,537	281,567	283,381	281,062
Basic	280,185	279,840	279,523	278,852	278,296	279,851	278,107

SELECTED AVERAGE BALANCES
(Dollars in millions)
Total assets	$127,128	$127,287	$123,854	$124,756	$126,702	$126,094	$121,506
Earning assets	114,334	113,657	111,038	112,730	112,329	113,015	108,087
Unrealized gains on securities available for sale	2,055	2,804	2,580	2,364	2,402	2,478	2,336
Loans	83,753	80,936	79,905	79,370	77,733	81,540	75,049
Interest-bearing liabilities	91,402	90,680	89,792	91,213	90,464	90,628	87,917
Total deposits	83,463	83,320	80,362	81,082	81,373	82,386	79,687
Shareholders’ equity	9,993	10,194	9,840	9,436	9,237	10,009	8,964

SELECTED RATIOS
Net interest margin[2]	3.11%	3.13%	3.13%	3.09%	2.98%	3.12%	3.08%
Return on average total assets	1.15	1.22	1.18	1.09	1.04	1.18	1.09
Return on average assets less net unrealized gains on securities[3]	1.21	1.27	1.19	1.07	0.99	1.22	1.03
Return on average total equity	14.68	15.25	14.79	14.40	14.24	14.91	14.76
Return on average realized equity[3]	17.45	18.81	17.60	16.50	16.02	17.95	16.47

CREDIT DATA
(Dollars in thousands)
Allowance for loan losses - beginning	$902,243	$936,972	$941,922	$941,423	$940,889	$941,922	$930,114
Allowance from acquisitions and other activity - net	—	—	—	—	—	—	9,324
Provision for loan losses	41,774	2,827	53,837	70,286	79,799	98,438	243,264
Net charge-offs	51,043	37,556	58,787	69,787	79,265	147,386	241,279

Allowance for loan losses - ending	$892,974	$902,243	$936,972	$941,922	$941,423	$892,974	$941,423

Net charge-offs to average loans	0.24%	0.19%	0.30%	0.35%	0.40%	0.24%	0.43%
Period Ended
Nonaccrual loans	$263,127	$282,909	$283,918	$336,587	$423,320
Restructured loans	19,724	18,189	18,661	14,782	9,241

Total nonperforming loans	282,851	301,098	302,579	351,369	432,561
Other real estate owned (OREO)	10,934	14,246	18,380	16,458	19,607
Other repossessed assets	10,431	9,076	10,953	10,270	11,637

Total nonperforming assets	$304,216	$324,420	$331,912	$378,097	$463,805

Total nonperforming loans to total loans	0.33%	0.36	0.38	0.44	0.55%
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.36	0.39	0.42	0.47	0.59
Allowance to period-end loans	1.06	1.09	1.18	1.17	1.19
Allowance to nonperforming loans	315.7	299.7	309.7	268.1	217.6

[1]	SunTrust presents total revenue excluding realized securities gains and losses. The Company believes total revenue without securities gains and losses is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven.
See Appendix A for a reconcilement of this non-GAAP performance measure.
[2]	The net interest margin is presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
[3]	SunTrust presents a return on average assets less net unrealized gains on securities and a return on average realized equity. The foregoing numbers reflect primarily adjustments to remove the effects of the Company’s securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized gains on the securities portfolio is more indicative of the Company’s return on assets because it more accurately reflects the return on the assets that are related to the Company’s core businesses which are primarily customer relationship and customer transaction driven. The Company also believes that the return on average realized equity is more indicative of the Company’s return on equity because the excluded equity relates primarily to a long term holding of a specific security.
See Appendix A for a reconcilement of these non-GAAP performance measures.

SunTrust Banks, Inc. and Subsidiaries

CONSOLIDATED DAILY AVERAGE BALANCES,

AVERAGE YIELDS EARNED AND RATES PAID

(Dollars in millions; yields on taxable-equivalent basis)

	Three Months Ended						Nine Months Ended
	September 30, 2004			September 30, 2003			September 30, 2004			September 30, 2003
	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates
Assets
Loans:
Real estate 1-4 family	$20,722.7	$262.9	5.07%	$15,924.4	$219.4	5.51%	$19,122.8	$729.2	5.08%	$15,208.5	$673.8	5.91%
Real estate construction	4,727.8	55.5	4.67	4,223.2	47.5	4.46	4,611.4	154.3	4.47	4,077.1	142.7	4.68
Real estate equity	8,238.6	85.1	4.11	6,341.3	68.4	4.28	7,658.6	237.1	4.14	5,881.3	196.0	4.46
Real estate commercial	9,441.9	112.3	4.73	9,228.1	111.6	4.80	9,387.9	325.3	4.63	9,175.9	345.1	5.03
Commercial	27,630.5	276.3	3.98	29,501.8	261.9	3.52	27,867.6	774.0	3.71	28,389.4	796.2	3.75
Business credit card	158.0	2.7	6.80	132.1	2.3	6.89	149.7	7.5	6.69	126.1	6.6	6.99
Consumer - direct	3,666.8	44.1	4.78	3,655.7	44.8	4.87	3,592.5	127.9	4.75	3,701.2	142.0	5.13
Consumer - indirect	8,882.9	124.5	5.58	8,264.5	136.8	6.57	8,849.7	381.5	5.76	7,991.5	415.0	6.94
Nonaccrual and restructured	284.0	3.8	5.38	462.1	4.6	3.92	299.4	15.6	6.96	497.6	10.2	2.74

Total loans	83,753.2	967.2	4.59	77,733.2	897.3	4.58	81,539.6	2,752.4	4.51	75,048.6	2,727.6	4.86
Securities available for sale:
Taxable	22,068.4	215.4	3.90	20,261.1	142.1	2.81	22,436.0	642.0	3.82	20,363.0	475.5	3.11
Tax-exempt	800.9	12.6	6.27	362.0	5.8	6.38	539.4	24.8	6.12	377.7	18.4	6.50

Total securities available for sale	22,869.3	228.0	3.99	20,623.1	147.9	2.87	22,975.4	666.8	3.87	20,740.7	493.9	3.17
Funds sold and securities purchased under agreement to resell	1,403.3	5.1	1.42	1,420.5	3.4	0.97	1,402.2	12.6	1.17	1,456.4	12.5	1.13
Loans held for sale	4,650.8	62.6	5.39	10,833.0	136.6	5.04	5,366.7	206.6	5.13	9,054.6	356.1	5.24
Interest-bearing deposits	18.5	—	0.88	6.6	0.1	2.22	17.2	0.1	0.83	9.6	0.1	1.45
Trading assets	1,639.0	6.1	1.47	1,712.2	4.0	0.92	1,713.5	17.4	1.35	1,777.4	12.7	0.96

Total earning assets	114,334.1	1,269.0	4.42	112,328.6	1,189.3	4.20	113,014.6	3,655.9	4.32	108,087.3	3,602.9	4.46
Allowance for loan losses	(955.4)			(954.8)			(954.3)			(949.6)
Cash and due from banks	3,687.5			3,459.8			3,597.4			3,411.9
Premises and equipment	1,620.4			1,578.3			1,616.6			1,587.8
Other assets	6,386.4			7,888.0			6,341.0			7,032.8
Unrealized gains on securities
available for sale	2,055.0			2,401.9			2,478.2			2,336.0

Total assets	$127,128.0			$126,701.8			$126,093.5			$121,506.2

Liabilities and Shareholders’ Equity
Interest-bearing deposits:
NOW accounts	$12,999.5	$17.6	0.54%	$11,792.8	$11.1	0.37%	$12,715.4	$42.8	0.45%	$11,567.1	$39.5	0.46%
Money Market accounts	22,434.4	47.3	0.84	22,452.7	43.8	0.77	22,313.3	132.5	0.79	22,199.8	161.2	0.97
Savings	7,424.7	15.8	0.85	6,315.7	10.5	0.66	6,918.5	38.7	0.75	6,262.9	37.2	0.79
Consumer time	6,967.3	36.3	2.07	7,837.4	47.2	2.39	7,074.3	108.3	2.05	8,101.8	159.9	2.64
Other time	3,805.7	23.1	2.41	3,506.1	20.2	2.28	3,539.2	62.7	2.37	3,448.2	59.2	2.30

Total interest-bearing consumer
and commercial deposits	53,631.6	140.1	1.04	51,904.7	132.8	1.02	52,560.7	385.0	0.98	51,579.8	457.0	1.18
Brokered deposits	3,546.1	16.0	1.77	3,410.6	24.5	2.82	3,705.2	55.6	1.97	3,631.0	89.3	3.24
Foreign deposits	5,795.2	21.5	1.45	7,110.5	18.0	0.99	6,125.0	55.1	1.18	6,905.6	60.2	1.15

Total interest-bearing deposits	62,972.9	177.6	1.12	62,425.8	175.3	1.11	62,390.9	495.7	1.06	62,116.4	606.5	1.31
Funds purchased and securities sold under agreements to repurchase	9,448.8	28.6	1.18	11,852.5	23.8	0.79	9,927.5	68.3	0.90	12,061.0	86.1	0.94
Other short-term borrowings	880.6	4.1	1.84	3,696.7	14.9	1.59	1,538.8	18.7	1.62	1,693.2	18.7	1.48
Long-term debt	18,099.9	165.0	3.63	12,488.7	130.9	4.16	16,770.5	430.5	3.43	12,046.5	403.8	4.48

Total interest-bearing liabilities	91,402.2	375.3	1.63	90,463.7	344.9	1.51	90,627.7	1,013.2	1.49	87,917.1	1,115.1	1.70
Noninterest-bearing deposits	20,490.2			18,946.8			19,994.7			17,571.0
Other liabilities	5,242.7			8,054.5			5,462.0			7,054.0
Shareholders’ equity	9,992.9			9,236.8			10,009.1			8,964.1

Total liabilities and shareholders’ equity	$127,128.0			$126,701.8			$126,093.5			$121,506.2

Interest rate spread			2.79%			2.69%			2.83%			2.76%

Net Interest Income		$893.7			$844.4			$2,642.7			$2,487.8

Net Interest Margin			3.11%			2.98%			3.12%			3.08%

SunTrust Banks, Inc. and Subsidiaries

RECONCILEMENT OF NON-GAAP MEASURES

APPENDIX A TO THE PRESS RELEASE

						YTD Comparison
	Quarter - to - Quarter Comparison					September 30
	3rd Quarter 2004	2nd Quarter 2004 (As restated)	1st Quarter 2004 (As restated)	4th Quarter 2003	3rd Quarter 2003	2004	2003
NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE
(Dollars in thousands)
Net income	$368,766	$386,571	$361,835	$342,507	$331,583	$1,117,172	$989,790
Securities losses/(gains), net of tax	11,825	5,881	(3,203)	(12,676)	(20,214)	14,504	(67,844)

Net income excluding securities gains and losses	$380,591	$392,452	$358,632	$329,831	$311,369	$1,131,676	$921,946

Total average assets	$127,127,968	$127,287,458	$123,853,747	$124,756,099	$126,701,810	$126,093,513	$121,506,210
Average net unrealized gains on securities	(2,054,978)	(2,803,917)	(2,580,304)	(2,363,948)	(2,401,899)	(2,478,183)	(2,335,960)

Average assets less net unrealized gains on securities	$125,072,990	$124,483,541	$121,273,443	$122,392,151	$124,299,911	$123,615,330	$119,170,250

Total average equity	$9,992,905	$10,194,201	$9,840,282	$9,435,794	$9,236,849	$10,009,069	$8,964,144
Average other comprehensive income	(1,318,332)	(1,804,833)	(1,645,712)	(1,503,355)	(1,526,448)	(1,588,635)	(1,480,318)

Total average realized equity	$8,674,573	$8,389,368	$8,194,570	$7,932,439	$7,710,401	$8,420,434	$7,483,826

Return on average total assets	1.15%	1.22%	1.18%	1.09%	1.04%	1.18%	1.09%
Impact of excluding net unrealized securities gains	0.06	0.05	0.01	(0.02)	(0.05)	0.04	(0.06)

Return on average total assets less net unrealized gains on securities [1]	1.21%	1.27%	1.19%	1.07%	0.99%	1.22%	1.03%

Return on average total shareholders’ equity	14.68%	15.25%	14.79%	14.40%	14.24%	14.91%	14.76%
Impact of excluding net unrealized securities gains	2.77	3.56	2.81	2.10	1.78	3.04	1.71

Return on average realized shareholders’ equity [2]	17.45%	18.81%	17.60%	16.50%	16.02%	17.95%	16.47%

Net interest income	$876,874	$872,429	$851,648	$865,520	$832,800	$2,600,951	$2,454,783
FTE adjustment	16,821	12,637	12,256	11,981	11,588	41,714	33,033

Net interest income - FTE	893,695	885,066	863,904	877,501	844,388	2,642,665	2,487,816
Noninterest income	627,692	622,665	595,086	584,072	574,478	1,845,443	1,718,929

Total revenue	1,521,387	1,507,731	1,458,990	1,461,573	1,418,866	4,488,108	4,206,745
Securities losses/(gains)	18,193	9,048	(4,927)	(19,501)	(31,098)	22,314	(104,375)

Total revenue excluding securities gains and losses	$1,539,580	$1,516,779	$1,454,063	$1,442,072	$1,387,768	$4,510,422	$4,102,370

Quarter - to - Quarter Comparison
	3rd Quarter 2004	3rd Quarter 2003	Change %
NON-GAAP DISCLOSURES FOR IMPACTS OF THREE PILLARS [3]
(Dollars in millions)
Average loans - reported	$83,753	$77,733	7.7
Impact of Three Pillars	—	(1,975)

Average loans excluding Three Pillars	$83,753	$75,758	10.6

Average earning assets - reported	$114,334	$112,329	1.8
Impact of Three Pillars	—	(2,490)

Average earning assets excluding Three Pillars	$114,334	$109,839	4.1

Average commercial loans - reported	$27,631	$29,502	(6.3)
Impact of Three Pillars	—	(1,975)

Average commercial loans excluding Three Pillars	$27,631	$27,527	0.4

Average commercial loan yield - reported	3.98%	3.52%	13.1
Impact of Three Pillars	—	0.09

Average commercial loan yield excluding Three Pillars	3.98%	3.61%	10.2

Net interest margin - reported	3.11%	2.98%	4.4
Impact of Three Pillars	—	0.06

Net interest margin excluding Three Pillars	3.11%	3.04%	2.3

Quarter - to - Quarter Comparison
	3rd Quarter 2004	2nd Quarter 2004	Change %[4]	3rd Quarter 2004	3rd Quarter 2003	Change %
REVENUE GROWTH RATE
(Dollars in thousands)
Total revenue excluding securities gains and losses	$1,539,580	$1,516,779	1.5	$1,539,580	$1,387,768	10.9

AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
(Dollars in thousands)

Demand deposits	$20,490,191	$20,591,615	(0.5)	$20,490,191	$18,946,800	8.1
NOW accounts	12,999,444	12,811,554	1.5	12,999,444	11,792,851	10.2
Savings	7,424,698	6,990,929	6.2	7,424,698	6,315,666	17.6

Total average low cost consumer and commercial deposits	$40,914,333	$40,394,098	1.3	$40,914,333	$37,055,317	10.4

[1]	Computed by dividing annualized net income, excluding tax effected securities gains and losses, by average assets less net unrealized gains on securities.
[2]	Computed by dividing annualized net income, excluding tax effected securities gains and losses, by average realized shareholders’ equity.
[3]	Under the provisions of FASB Interpretation No. 46, SunTrust consolidated its commercial paper conduit, Three Pillars, effective July 1, 2003.
As of March 1, 2004, Three Pillars was restructured and deconsolidated. Adjustments were made to reported figures for comparability purposes.
[4]	Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

SunTrust Banks, Inc. and Subsidiaries

SELECTED FINANCIAL INFORMATION

APPENDIX B TO THE PRESS RELEASE

	2nd Quarter 2004 (As restated)	2nd Quarter 2004 (Originally reported)	Increase/(Decrease)
			Amount	%
RESULTS OF OPERATIONS
(Dollars in thousands, except per share data)

Net interest income	$872,429	$872,429	$—	—%
Provision for loan losses	2,827	38,751	(35,924)	(92.7)

Net credit income	869,602	833,678	35,924	4.3
Securities (losses)/gains	(9,048)	(9,048)	—	—
Other noninterest income	631,713	631,713	—	—

Net credit and noninterest income	1,492,267	1,456,343	35,924	2.5
Noninterest expense	928,449	928,449	—	—

Income before income taxes	563,818	527,894	35,924	6.8
Provision for income taxes	177,247	163,057	14,190	8.7

Net Income	$386,571	$364,837	$21,734	6.0

Earnings per share
Diluted	$1.36	$1.29	$0.07	5.4
Basic	1.39	1.31	0.08	6.1

SELECTED RATIOS
Return on average total assets	1.22	1.15	0.07	6.1%
Return on average assets less net unrealized gains on securities	1.27	1.20	0.07	5.8
Return on average total equity	15.25	14.39	0.86	6.0
Return on average realized equity	18.81	17.77	1.04	5.9

CREDIT DATA
(Dollars in thousands)

Allowance for loan losses - beginning	$936,972	$942,523	$(5,551)	(0.6)%
Provision for loan losses	2,827	38,751	(35,924)	(92.7)
Net charge-offs	37,556	37,556	—	—

Allowance for loan losses - ending	$902,243	$943,718	$(41,475)	(4.4)

Allowance to period-end loans	1.09	1.14	(0.05)	(4.4)
Allowance to nonperforming loans	299.7	313.4	(13.7)	(4.4)

	1st Quarter 2004 (As restated)	1st Quarter 2004 (Originally reported)	Increase/(Decrease)
			Amount	%
RESULTS OF OPERATIONS
(Dollars in thousands, except per share data)

Net interest income	$851,648	$851,648	$—	—%
Provision for loan losses	53,837	59,388	(5,551)	(9.3)

Net credit income	797,811	792,260	5,551	0.7
Securities (losses)/gains	4,927	4,927	—	—
Other noninterest income	590,159	590,159	—	—

Net credit and noninterest income	1,392,897	1,387,346	5,551	0.4
Noninterest expense	889,748	889,748	—	—

Income before income taxes	503,149	497,598	5,551	1.1
Provision for income taxes	141,314	139,121	2,193	1.6

Net Income	$361,835	$358,477	$3,358	0.9

Earnings per share
Diluted	$1.28	$1.26	$0.02	1.6
Basic	1.29	1.28	0.01	0.8

SELECTED RATIOS
Return on average total assets	1.18	1.16	0.02	1.7%
Return on average assets less net unrealized gains on securities[3]	1.19	1.18	0.01	0.8
Return on average total equity	14.79	14.65	0.14	1.0
Return on average realized equity[3]	17.60	17.44	0.16	0.9

CREDIT DATA
(Dollars in thousands)

Allowance for loan losses - beginning	$941,922	$941,922	$—	—%
Provision for loan losses	53,837	59,388	(5,551)	(9.3)
Net charge-offs	58,787	58,787	—	—

Allowance for loan losses - ending	$936,972	$942,523	$(5,551)	(0.6)

Allowance to period-end loans	1.18	1.19	(0.01)	(0.8)
Allowance to nonperforming loans	309.7	311.5	(1.8)	(0.6)